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                                                                   EXHIBIT 10.25
                           FIELDWORKS, INCORPORATED
                       1996 DIRECTORS' STOCK OPTION PLAN


     1.   Purpose.  The purpose of this Plan is to promote the interests of the
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Company and its shareholders by aiding the Company in attracting and retaining experienced and knowledgeable Non-Employee Directors capable of providing strategic direction to, and assuring the future success of, the Company, to offer such Non-Employee Directors incentives to put forth maximum efforts for the long-term success of the Company's business and an opportunity to acquire a proprietary interest in the Company, thereby aligning the interests of such directors with those of the Company's shareholders. None of the Options granted hereunder shall be "incentive stock options" within the meaning of Section 422 of the Code (as hereinafter defined).

     2.   Definitions.  As used in this Plan, the following terms shall have the
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meanings set forth below:

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

          (c) "Company" shall mean FieldWorks, Incorporated, a Minnesota corporation, and any successor corporation.

          (d) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a member of the Board.

          (e) "Employee" shall mean any person, including officers and directors of the Company, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (f) "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

          (g) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board. Notwithstanding the foregoing, where there is a public market for the common stock, par value $.001 per share, of the Company, the fair market value per Share shall be the closing price of such common stock in the over-the-counter market on the date of
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     grant, as reported in The Wall Street Journal (or, if not so reported,
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     as otherwise reported by the National Association of Securities Dealers
     Automated Quotation ("NASDAQ") System or, in the event such common stock is traded on the NASDAQ National Market System or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall
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     Street Journal.
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          (h) "Non-Employee Director" shall mean a director who is not also an
     Employee.

          (i) "Option" shall mean a stock option granted pursuant to this Plan.

          (j) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 425(e) of the Code.

          (k) "Plan" shall mean this FieldWorks, Incorporated 1996 Directors' Stock Option Plan, as amended from time to time.

          (l) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

          (m) "Shares" shall mean shares of common stock, $.001 par value per share, of the Company or such other securities or property as may become subject to Options as the result of an adjustment made under Section 4(c) of this Plan.

          (r) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 425(f) of the Code.

     3.   Administration.  This Plan shall be administered by the Board.
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     4.   Shares Available.
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          (a) Shares Available.  Subject to adjustment as provided in
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     Section 4(b), the aggregate number of Shares for which Options may be issued under this Plan shall be 300,000 Shares. Such Shares may be either Shares reacquired or newly issued, authorized but unissued Shares. If any Shares covered by an Option are not purchased or are forfeited, or if an Option otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the

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     Plan with respect to such Option, to the extent of any such forfeiture or termination, shall again be available for granting Options under the Plan.

          (b) Adjustments.  In the event that the Board shall determine that any
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     dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Board shall, in such manner as it may deem equitable, adjust any or all of
     (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Options, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Options and (iii) the purchase or exercise price with respect to any Options; provided, however, that the number of Shares covered by any
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     Option shall always be a whole number.

          (c) Reservation of Shares.  During the term of this Plan, the Company
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     will at all times reserve and keep available such number of the Shares available for issuance pursuant to this Plan as shall be sufficient to satisfy the requirements of the Plan.

     5.   Option Grants.  All grants of Options hereunder shall be automatic and
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nondiscretionary and shall be made strictly in accordance with the following provisions:

          (a) No person shall have any discretion to select which Non-Employee Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Non-Employee Directors.

          (b) Each Non-Employee Director shall be automatically granted an Option (an "Initial Grant") to purchase 25,000 Shares upon the date on which such person first becomes a member of the Board, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy. Options granted under this Section 5(b) shall become exercisable in three equal annual installments with the first one-third installment vesting on the date of the Initial Grant and the two remaining one-third installments vesting on the first and second anniversary of the Initial Grant, respectively.

          (c) Each Non-Employee Director shall automatically receive, on the date of each Regular Meeting of Shareholders, beginning with the Regular

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     Meeting of Shareholders held in 1997, an Option to purchase 10,000 Shares, such Option to become exercisable six months subsequent to the date of grant; provided however, that such Option shall only be granted to Non-
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     Employee Directors who have served since the date of the last Regular
     Meeting of Shareholders and will continue to serve after the date of grant of such Option.

          (d) The terms of each Option granted hereunder shall be as follows:

                    (i)   The term of such Option shall be ten years.

                    (ii) The exercise price per Share shall be 100% of the Fair Market Value of a Share on the date of grant of the Option.

          (e) Exercise.  All Options granted under this Plan may be exercised in
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     whole or in part from time to time by serving written notice of exercise on the Company at its principal executive offices, to the attention of the Company's Secretary. The notice shall state the number of Shares as to which the Option is being exercised and be accompanied by payment of the purchase price. A Non-Employee Director may, at such Non-Employee Director's election, pay the purchase price by check payable to the Company, in Shares, or in any combination thereof having a Fair Market
     Value on the exercise date equal to the applicable exercise price.

          (f) Termination of Status as a Director.  If an Non-Employee Director
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     ceases to serve as a director of the Company (including termination due to inability to continue service as a director with the Company as a result of such Non-Employee Director's total and permanent disability (as defined in Section 22(e)(3) of the Code)), such Non-Employee Director may exercise his/her Options to the extent that he/she was entitled to exercise such Option at the date of such termination. To the extent that such Non-Employee Director was not entitled to exercise an Option at the date of such termination, or if such Non-Employee Director does not exercise such Option (which he/she was entitled to exercise) within the term of such Option, the Option shall terminate.

          (g) Death.  Notwithstanding the provisions of Section 5(f) above, if a
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     Non-Employee Director dies during the term of an Option:

                    (i) If such Non-Employee Director was at the time of death serving as a director of the Company and had been in Continuous Status as a Director since the date of grant of the Option, then the Option may be exercised by such Non-Employee Director's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the

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              extent of the right to exercise that would have accrued had such
              Non-Employee Director continued living and remained in Continuous Status as a Director for six months after the date of death.

                    (ii) If such Non-Employee Director's death occurred within 30 days after the termination of such Non-Employee Director's Continuous Status as a Director, then the Option may be exercised by such Non-Employee Director's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination of Continuous Status as a Director.

          (h) Option Agreement.  Options shall be evidenced by written a Non-
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     Qualified Option Agreement in such form as the Board shall approve, and no
     Non-Employee Director will have rights under an Option granted to such Non-Employee Director unless and until such a Non-Qualified Option Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, by the Non-Employee Director.

          (i) Other Terms and Conditions.  All Options granted under this Plan
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     shall be subject to the other terms contained in this Plan and to the standard terms and conditions contained in the form of Non-Qualified Stock Option Agreement used by the Company from time to time.

     6.   Non-Transferability of Options.  An Option may not be sold, pledged,
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assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. An Option may be exercised during the lifetime of the recipient thereof only by such recipient.

     7.   Conditions Upon Issuance of Shares.  Shares shall not be issued
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pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the common stock of the Company may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present

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intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     8.   Tax Withholding.  In order to comply with all applicable federal or
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state income or other tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a recipient of an Option under this Plan are withheld or collected from such recipient. In order to assist a recipient in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Option, the Board, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the recipient to satisfy such tax obligation by
(i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Option with a Fair Market Value equal to the amount of such taxes or
(ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Option with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

     9.   Effective Date and Term.
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          (a) The Plan shall become effective upon its approval by the affirmative vote or written consent of the holders of a majority of the voting power of the outstanding shares of voting stock of the Company.

          (b) The Plan shall continue in effect for a term of ten years from the date of approval by the shareholders as provided above unless sooner terminated as provided below, and Options shall only be granted under this Plan during such ten-year period; provided, however, that unless otherwise
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     expressly provided in this Plan or in an applicable Non-Qualified Option
     Agreement, any Option theretofore granted may extend beyond the end of such 10-year period, and the authority of the Board with respect to this Plan and any Options shall extend beyond such termination.

     10.  Amendment and Termination; Adjustments.  Except to the extent
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prohibited by applicable law:

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          (a) Amendments to Plan.  The Board may at any time amend, alter,
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     suspend, discontinue or terminate this Plan; provided, however, that,
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     notwithstanding any other provision of this Plan or any Option, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

              (i) would cause Rule 16b-3 or Section 162(m) of the Code to become unavailable with respect to this Plan; or

              (ii) would violate the rules or regulations of the NASDAQ National Market, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company.

          (b) Effect of Amendment or Termination; Amendments to Options.  Except
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     as otherwise provided in this Plan or in an Option Agreement, no amendment, alteration, suspension, discontinuation or termination of this Plan shall affect Options already granted, prospectively or retroactively, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the holder or beneficiary of such Option and the Board, which agreement must be in writing and signed by the holder or beneficiary of such Option and the Company.

          (c) Correction of Defects, Omissions and Inconsistencies.  The Board
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     may correct any defect, supply any omission or reconcile any inconsistency in this Plan or any Option in the manner and to the extent it shall deem desirable to carry this Plan into effect.

          (d) Limitation.  The provisions of this Plan may not be amended more
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     often than once every six months, other than to comply with changes in the
     Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder.

     11.  Section 16(b) Compliance.  This Plan is intended to comply in all
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respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative.

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     12.  General Provisions.
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          (a) No Right to Service as Director.  Neither the existence of this
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     Plan nor the grant of any Option hereunder shall be construed as giving a
     Non-Employee Director any right with respect to continuation of service on the Board or nomination for election to serve as a member of the Board, nor shall it interfere in any way with any rights which any Non-Employee Director or the Company may have to terminate his or her directorship at any time.

          (b) Rights as a Shareholder.  Until the issuance (as evidenced by the
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     appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing Shares issuable upon exercise of an Option, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 4 of this Plan.

          (c) No Trust or Fund Created.  Neither this Plan nor any Option issued
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     hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and any Non-Employee Director or other person.

          (d) No Fractional Shares.  No fractional Shares shall be issued or
              --------------------
     delivered upon the exercise of any Option, and the Board shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

          (e) Headings.  Headings are given to the Sections and subsections of
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     this Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision hereof.

          (f) Governing Law.  The validity, construction and effect of this Plan
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     or of any Option, and any rules and regulations relating to this Plan or any Option, shall be determined in accordance with the laws of the State of Minnesota.

          (g) Severability.  If any provision of this Plan or any Option is or
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     becomes or is deemed to be invalid, illegal or unenforceable in any

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     jurisdiction or would disqualify this Plan or any Option under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board, materially altering the purpose or intent of this Plan or the Option, such provision shall be stricken as to such jurisdiction or Option, and the remainder of this Plan or any such Option shall remain in full force and effect.

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